UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2010

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor Salt Lake City, Utah	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Zions Bancorporation (the “Company”) is filing this Current Report on Form 8-K in order to update its risk factor disclosure contained in prospectuses filed under the Company’s Registration Statement on Form S-3 (No. 333-158319) or other registration statements and in its periodic reports filed under the Securities Exchange Act of 1934, as amended, in light of a development in its long-term issuer rating from Fitch Ratings. Accordingly, the Company’s risk factor disclosure is hereby updated as follows:

We and/or the holders of the notes could be adversely affected by unfavorable rating actions from rating agencies.

Our ability to access the capital markets is important to our overall funding profile. This access is affected by the ratings assigned by rating agencies to us, certain of our affiliates and particular classes of securities that we and our affiliates issue. The interest rates that we pay on our securities are also influenced by, among other things, the credit ratings that we, our affiliates and/or our securities receive from recognized rating agencies. On December 15, 2010, Fitch Ratings (“Fitch”) downgraded the long-term issuer rating of Zions Bancorporation to “BBB-” (outlook stable). On October 6, 2010, Dominion Bond Rating Service reaffirmed the Company’s senior debt rating at “BBB (low)” with an “Outlook Negative.” On August 3, 2010, Moody’s Investor Services (“Moody’s”) reaffirmed the B2 senior unsecured debt rating of the Company but upgraded its outlook to “Outlook Positive” from “Outlook Negative.” On April 30, 2010, Standard & Poor’s Rating Services reaffirmed the long-term issuer rating of Zions Bancorporation at “BBB-” with an “Outlook Negative.” Further downgrades to us, our affiliates or our securities could increase our costs or otherwise have a negative effect on our results of operations or financial condition or the market price of the notes.

In general, rating agencies base their ratings on many quantitative and qualitative factors, including capital adequacy, liquidity, asset quality, business mix and level and quality of earnings, and there can be no assurance that we will maintain the aforementioned credit ratings. In addition, ratings agencies have themselves been subject to scrutiny arising from the financial crisis and there is no assurance that rating agencies will not make or be required to make substantial changes to their ratings policies and practices or that such changes would not affect ratings of our securities or of securities in which we have an economic interest. Any decrease, or potential decrease, in credit ratings could impact our ability to access the capital markets and/or increase the cost of our debt, and thereby adversely affect our liquidity and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: December 16, 2010	By:	/S/ THOMAS E. LAURSEN
Thomas E. Laursen Executive Vice President and General Counsel